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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 26, 2001
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                       FASTCOMM COMMUNICATIONS CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            VIRGINIA                                     0-17168                             54-1289115
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(STATE OR OTHER JURISDICTION OF CORPORATION)           (COMMISSION FILE NO.)           ( IRS EMPLOYER IDENTIFICATION NO.)

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                 45472 HOLIDAY DRIVE, STERLING, VIRGINIA 20166
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (703) 318-7750



                                      NONE
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             (FORMER NAME AND ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM 5.        OTHER EVENTS.

        On February 26, 2001, FastComm Communications Corp. ("FastComm") completed a Private Placement of $850,000 of its securities with a group of accredited investors represented by Zanett Securities Corporation ("Zanett") New York, New York, acting as Placement Agent. The offering consisted of 850 Units, each Unit consisting of (i) a Prepaid Common Stock Purchase Warrant, (the "Prepaid Warrants"), which entitles the holder thereof to acquire such number of shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), as is equal to One Thousand Dollars ($1,000) divided by the Exercise Price set forth in the Prepaid Warrants, and (ii) an additional warrant, to acquire shares of Common Stock (the "Incentive Warrants"). The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Prepaid Warrants and the Incentive Warrants are referred to herein as the "Warrant Shares." The Prepaid Warrants, the Incentive Warrants and the Warrant Shares are collectively referred to herein as the "Securities" and each of them may individually be referred to herein as a "Security."

        Contemporaneous with the execution and delivery of the Securities Agreement, the parties entered into a Registration Rights Agreement, pursuant to which the Company agreed to provide certain registration rights to the owners of the Warrant Shares and the Placement Warrants under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

        The Exercise Price of the Prepaid Warrants equals the lower of the Fixed Exercise Price and the Variable Exercise Price, each in effect as of such date and subject to adjustment as provided in the Warrant. The "Fixed Exercise Price" means $.6195 and shall be subject to adjustment as provided in the Warrant. The "Variable Exercise Price" means, as of any date of determination, the average of the lowest five (5) Closing Bid Prices for the ten (10) consecutive trading day period ending on the trading day immediately preceding the date of determination, provided, however, in no event shall the Variable Exercise Price exceed the Closing Bid Price on the date of determination (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such ten (10) day period), and shall be subject to adjustment as provided herein.

        Each Incentive Stock Purchase Warrant allows the holder thereof to purchase one-half of a share of the Company's Common Stock for each share purchased by exercise of the Prepaid Warrants at an exercise price of 125% of the Exercise Price of the corresponding Prepaid Warrant. The Incentive Warrants are exercisable for a period of five years and carry with them other customary terms and conditions including anti-dilution protection.

        Zanett acted as Placement Agent for the offering and received a Placement Agent fee equal to 10% of the purchase price of the sale of Units and Warrants to purchase up to 343,024 shares of the Company's Common Stock for an exercise price of .7744 per share.




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The Warrants are exercisable for a period of five years. In addition, Zanett was reimbursed certain costs and expenses of the offering.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)  Financial Statements of Businesses Acquired.

                  N/A

             (b)  Pro Forma Financial Information.

                  N/A

             (c)  Exhibits.

                  The following exhibits are filed with this Report:
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Exhibit No.    Description
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2.1            Securities Purchase Agreement by and among FastComm
               Communications Corporation, and certain Purchasers listed therein, dated as of February 26, 2001

10.1 Registration Rights Agreement made by FastComm Communications Corporation, in favor of the Investors listed therein, dated as of February 26, 2001.

10.2 Form of Prepaid Common Stock Purchase Warrant between FastComm Communications Corporation in favor of certain Purchasers listed therein, dated as of February 26, 2001.

10.3 Placement Agency Agreement between FastComm Communications Corporation and Zanett Securities Corporation, dated February 26, 2001.

10.4 Form of Stock Purchase and Incentive Stock Purchase Warrant Agreement between FastComm Communications Corporation and Zanett Securities Corporation and affiliates and between FastComm and the Purchasers dated February 26, 2001.
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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of
               1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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                                                   FastComm Communications Corp.
               Date:  March 23, 2001
                                                   /s/  Mark H. Rafferty
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                                                   Name:     Mark H. Rafferty
                                                   Title:    Chief Financial Officer

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